Exhibit 23.1
                                                                    ------------

                         CONSENT OF INDEPENDENT AUDITORS



As independent certified public accountants, we hereby consent to the use of our report dated March 1, 2002 with respect to the financial statements of Stronghold Technologies, Inc., included in the Registration Statement on Form SB-2 and consent to the use of our name in the "Experts" section of this registration statement.



                                             /s/ Rothstein, Kass & Company, P.C.




ROSELAND, NEW JERSEY
September 20, 2002